Exhibit 10.1

This SUBSCRIPTION AGREEMENT is made and entered into as of July 11, 2008 (this “Agreement”), by and between ACE*COMM CORPORATION, a Maryland corporation (the “Corporation”), and ARISTON GLOBAL HOLDING LLC, a Delaware limited liability company (the “Investor”).

WHEREAS, the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Corporation, the Investor and Ariston Global Merger Sub, Inc., dated the date hereof, contemplates that the Investor will make an equity investment in the Company;

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933 (the “Securities Act”), and Regulation D promulgated thereunder, the Corporation desires to issue and sell to the Investor, and the Investor desires to purchase from the Corporation, 714,286 shares of common stock, par value $0.01 per share, of the Corporation (the “Common Stock”) pursuant to the terms set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Corporation and the Investor agree as follows:

1.	SUBSCRIPTION
1.1.	Purchase of Shares

Subject to the terms and conditions set forth in this Agreement, at the Closing (as defined below), the Corporation shall sell to the Investor, and the Investor shall purchase from the Corporation, 714,286 shares of Common Stock (the “Shares”) at a purchase price per share equal to $0.56, for an aggregate purchase price of $400,000 (the “Purchase Price”), to be paid by wire transfer or immediately available funds to the Corporation at the Closing. The Closing shall take place simultaneously with the signing of this Agreement on the date hereof at such time and place as the parties may agree (the “Closing”). A certificate evidencing the Shares shall be delivered by the Corporation to the Investor reasonably promptly following the Closing.

2.	CORPORATION REPRESENTATIONS AND WARRANTIES
The Corporation hereby represents and warrants to the Investor that:

2.1.	Organization and Standing

The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has all requisite power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby. The

Corporation is duly qualified to transact business, and is in good standing, in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business. The Corporation has all requisite power and authority to own, lease and operate its assets and properties and to carry on its business.

2.2.	Capitalization

The authorized capital stock of the Corporation consists of 45,000,000 shares of Common Stock, par value $0.01 per share, of which 19,473,852 shares are issued and outstanding as of the date hereof without taking into account the issuance of the Shares hereunder and (ii) 5,000,000 shares of preferred stock, par value $.01 per share, of which no shares are issued and outstanding as of the date hereof.

2.3.	Authorization

The execution, delivery and performance of this Agreement by the Corporation, the fulfillment of and compliance with the respective terms and provisions hereof, and the due consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of the Corporation (none of which actions has been modified or rescinded, and all of which actions are in full force and effect).

2.4.	Binding Obligation

This Agreement constitutes a valid and binding obligation of the Corporation, enforceable in accordance with its terms.

2.5.	Title to Stock

Upon payment by the Investor of the Purchase Price and delivery by the Corporation to the Investor of a certificate for the Shares, the Shares will be duly authorized, validly issued and outstanding, fully paid and nonassessable, and the Investor will acquire good, valid and marketable title thereto, free and clear of all mortgages, liens, pledges, charges, claims, security interests, agreements, encumbrances and equities whatsoever (other than any created by the Investor).

2.6.	Consents

The Corporation is not subject to any law, ordinance, regulation, rule, order, judgment, injunction, decree, charter, bylaw, contract, commitment, lease, agreement, instrument or other restriction of any kind that would prevent the Corporation’s consummation of this Agreement or any of the transactions contemplated hereby without the consent of any third party or that would result in any penalty, forfeiture or other termination as a result of such consummation (except, in each case, to the extent that consents or waivers have been obtained).

2.7.	Absence of Violation

Neither the execution or delivery of this Agreement by the Corporation nor the consummation of the transactions contemplated hereby by the Corporation constitutes a violation or default under or conflicts with, or will result in the creation of any encumbrance on any of the assets owned by the Corporation under, any term or provision of the Articles of Amendment and Restatement or Bylaws of the Corporation, or any material contract, commitment, lease, instrument, or agreement to which the Corporation is a party or by which the Corporation is bound.

2.8.	SEC Reports

Since July 1, 2007, the Corporation has filed all reports required to be filed by it under the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including pursuant to Section 13(a) or 15(d) thereof (the foregoing materials being collectively referred to herein as the “SEC Reports”). All such reports were filed on a timely basis (including where applicable prior to expiration of a valid extension of such time of filing). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

2.9.	Securities Act

Subject to the accuracy of the representations and warranties of the Investor contained herein, it is not necessary in connection with the offer, sale and delivery of the Securities in the manner contemplated by this Agreement to register the Shares under the Securities Act.

2.10.	General Solicitation

Within the preceding six months, other than pursuant to an effective registration statement on Form S-8, neither the Corporation, any affiliate of the Corporation nor any person acting on its or their behalf has sold any shares of Common Stock by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or offered or sold any shares of Common Stock outside the United States to non-U.S. persons (as defined in Rule 902 under the Securities Act).

2.11.	Integration

Within the preceding six months, neither the Corporation nor any other person acting on behalf of the Corporation has sold to any person any shares of Common Stock other than the Shares offered or sold to the Investor hereunder other than pursuant to an effective registration statement on Form S-8. The Corporation will take reasonable precautions designed to ensure that any offer or sale, direct or indirect, of any shares of Common Stock or any substantially similar security issued by the Corporation, within six months subsequent to the Closing, is made under restrictions and other circumstances reasonably designed not to affect the status of the offer and sale of the Shares contemplated by this Agreement as transactions exempt from the registration provisions of the Securities Act.

2.12.	No Brokers

No broker, finder, commission agent or other person is entitled to be paid by the Corporation any broker's fee or commission in connection with the sale of the Shares and the transactions contemplated by this Agreement.

3.	INVESTOR REPRESENTATIONS AND WARRANTIES
The Investor hereby represents and warrants to the Corporation that:
3.1.	Organization and Standing; Legal Capacity

The Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has all requisite power and authority to own, lease and operate its assets, properties and business; to carry on its business as now conducted; to execute and deliver this Agreement; and to perform fully its obligations hereunder.

3.2.	Authorization

The execution, delivery and performance of this Agreement by the Investor, the fulfillment of and the compliance with the respective terms and provisions hereof, and the due consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary limited liability company action on the part of the Investor (none of which actions have been modified or rescinded, and all of which actions are in full force and effect).

3.3.	Binding Obligation

This Agreement constitutes a valid and binding obligation of the Investor, enforceable in accordance with its terms.

3.4.	Consents

The Investor is not subject to any law, ordinance, regulation, rule, order, judgment, injunction, decree, charter, bylaw, contract, commitment, lease, agreement, instrument or other restriction of any kind that would prevent the Investor’s consummation of this Agreement or any of the transactions contemplated hereby without the consent of any third party, that would require the consent of any third party to the consummation of this Agreement or any of the transactions contemplated hereby, or that would result in any penalty, forfeiture or other termination as a result of such consummation (except, in each case, to the extent that consents and/or waivers have been obtained).

3.5.	Absence of Violation

Neither the execution, delivery or performance of this Agreement by the Investor nor the consummation by the Investor of the transactions contemplated hereby constitutes or will constitute a violation or default under or conflicts with or will conflict with, or will result in the creation of any encumbrance on any of the assets owned by the Investor under, any term or provision of the organizational documents of the Investor, if the Investor is an Entity, or any

material contract, commitment, lease, instrument, or agreement to which the Investor is a party or by which the Investor is bound.

3.6.	Purchase Entirely for Own Account

The Shares will be acquired for the Investor’s own account for investment purposes and not with a view to distributing or reselling such Shares or any part thereof in violation of applicable securities laws, without prejudice, however, to the Investor’s right at all times to sell or otherwise dispose of all or any part of the Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Shares for any period of time. The Investor understands that the Shares have not been registered under the Securities Act, and therefore the Shares may not be sold, assigned or transferred unless pursuant to (i) a registration statement under the Securities Act is in effect with respect thereto or (ii) an available exemption from the registration requirements of the Securities Act.

3.7.	Investment Experience

The Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. The Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

3.8.	Restricted Shares

The Investor understands that the Shares are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Corporation in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Act, except in certain limited circumstances. The Investor is familiar with Rule 144 promulgated under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

3.9.	Legends

The Investor understands that the certificates evidencing the Shares will bear the following, or a substantially similar, legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY OTHER FEDERAL OR STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.”

3.10.	Accredited Investor

At the time the Investor was offered the Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. The Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

3.11.	General Solicitation

The Investor is not purchasing the Shares as a result of any advertisement, article, notice or other communication regarding the Shares published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.12.	Availability of Funds

The Investor has adequate committed funds to satisfy at Closing all of its obligations hereunder.

4.	REGISTRATION RIGHTS

4.1.	Shelf Registration.

4.1.1.   In the event the Merger Agreement is terminated in accordance with its terms (such date of termination, the “Termination Date”), no later than 45 days following the Termination Date (such 45th day referred to herein as the “Filing Date”), the Corporation shall prepare and file with the Commission a Registration Statement on an appropriate form of registration statement covering the resale of all Shares for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall contain (except if otherwise directed by the Investor) the “Plan of Distribution,” substantially as attached hereto as Exhibit A. In the event Form S-3 is not available for the registration of the resale of Shares hereunder, the Corporation shall (i) register the resale of the Shares on another appropriate form in accordance herewith and (ii) attempt to register the Shares on Form S-3 as soon as such form is available, provided that the Corporation shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Shares has been declared effective by the Commission.

4.1.2.   The Corporation shall use reasonable best efforts to cause the Registration Statement to be declared effective by the Commission as promptly as possible after the filing thereof (the date of such effectiveness, the “Effective Date”) but in any event within 120 days following the Termination Date (such 120th day referred to herein as the “Required Effectiveness Date”), and shall use reasonable best efforts to keep the Registration Statement continuously effective under the Securities Act until the earlier of (i) the fifth anniversary of the Effective Date, (ii) such time as all Shares covered by the Registration Statement have been sold publicly or (iii) such time as all of the Shares covered by the Registration Statement may be sold pursuant to Rule 144 as determined by counsel to the Corporation pursuant to a written opinion letter to such effect (the “Effectiveness Period”).

4.1.3.   The Corporation shall notify the Investor in writing promptly after receiving notification from the Commission that the Registration Statement has been declared effective.

4.2.	Registration Procedures.

In connection with the Corporation’s registration obligations hereunder, the Corporation shall:

4.2.1.   Not less than six business days prior to the filing of the Registration Statement or any related prospectus (a “Prospectus”) or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), furnish to the Investor copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Investor. The Corporation shall not file the Registration Statement or any Prospectus or any amendments or supplements thereto to which the Investor shall reasonably object.

4.2.2.   (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Shares for the Effectiveness Period; (ii) cause any related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Investor true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; provided, however, the Corporation will not be required to provide copies of any correspondence that would result in the disclosure to the Investor of material and non-public information concerning the Corporation unless the Investor has executed a confidentiality agreement with the Corporation; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act, with respect to the disposition of all Shares covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Investor set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

4.2.3.   Notify the Investor as promptly as reasonably possible of any of the following events: (i) the Commission issues any stop order suspending the effectiveness of the Registration Statement or initiates any proceedings for that purpose; (ii) the Corporation receives notice of any suspension of the qualification or exemption from qualification of any Shares for sale in any jurisdiction, or the initiation or threat of any proceeding for such purpose; or (iii) the financial statements included or incorporated by reference in the Registration Statement become ineligible for inclusion or incorporation therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to the Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.2.4.   Use reasonable best efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Shares for sale in any jurisdiction, as soon as practicable.

4.2.5.   Furnish to the Investor, without charge, at least one conformed copy of the Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by the Investor (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

4.2.6.   Promptly deliver to the Investor, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Investor may reasonably request. The Corporation hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Investor in connection with the offering and sale of the Shares covered by such Prospectus and any amendment or supplement thereto.

4.2.7.   (i) If required, prepare and timely file with any national securities exchange, market or trading or quotation facility on which the Common Stock is then listed or quoted (a “Trading Market”) an additional shares listing application covering all of the Shares; (ii) use reasonable best efforts to cause such Shares to be approved for listing on such Trading Market as soon as practicable thereafter; (iii) provide to the Investor evidence of such listing; and (iv) use reasonable best efforts to maintain the listing of such Shares on such Trading Market.

4.2.8.   Prior to any public offering of Shares, use reasonable best efforts to register or qualify or cooperate with the Investor in connection with the registration or qualification (or exemption from such registration or qualification) of such Shares for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as the Investor requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Shares covered by the Registration Statement.

4.2.9.   Cooperate with the Investor to facilitate the timely preparation and delivery of certificates representing Shares to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Shares to be in such denominations and registered in such names as any such Investor may request.

4.2.10. Upon the occurrence of any event described in Section 4.2.3(iii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

4.3.	Obligations of the Investor

(a) The Investor will promptly furnish in writing to the Corporation such information regarding itself and the intended method of disposition of the Shares held by it, as shall be reasonably required to effect the registration of such Shares and shall execute such documents in connection with such registration as the Corporation may reasonably request. At least seven (7) business days prior to the first anticipated filing date of the Registration Statement, the Corporation shall notify the Investor of the information the Corporation requires from the Investor. The Investor shall provide such information to the Corporation at least three (3) business days prior to the first anticipated filing date of the Registration Statement.

(b) The Investor, by its acceptance of the Shares, agrees to cooperate with the Corporation as reasonably requested by the Corporation in connection with the preparation and filing of the Registration Statement hereunder.

4.4.	Registration Expenses.

The Corporation shall pay (or reimburse the Investor for) all fees and expenses incident to the performance of or compliance with this Agreement by the Corporation, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission and any Trading Market, and those fees and expenses incurred in connection with applicable state securities or blue sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Shares and of printing prospectuses requested by the Investor), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Corporation, (e) fees and expenses of all other persons retained by the Corporation in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Corporation to the Trading Market. Discounts, concessions, commissions and similar selling expenses, if any, payable to an underwriter and specifically attributable to the sale of Shares by the Investor will be borne by the Investor.

4.5.	Indemnification.

4.5.1.   Indemnification by the Corporation. The Corporation shall, notwithstanding any termination of this Agreement, indemnify and hold harmless the Investor, its officers, directors, partners, members, agents, brokers (including brokers who offer and sell Shares as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees, each person who controls any such Investor (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, judgments, fines, penalties, charges, amounts paid in settlement, damages and expenses (including but not limited to any and all expenses incurred in investigating, preparing or defending any litigation or proceeding, whether commenced or threatened, and the reasonable fees, disbursements and other charges of counsel (collectively, “Losses”), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding the Investor furnished in writing to the Corporation by the Investor expressly for use therein, or to the extent that such information relates to the Investor or the Investor’s proposed method of distribution of Shares and was reviewed and expressly approved in writing by the Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 4.2.3(i)-(iii), the use by the Investor of an outdated or defective Prospectus after the Corporation has notified the Investor in writing that the Prospectus is outdated or defective and prior to the receipt by the Investor of the Advice contemplated in Section 4.6.

4.5.2.   Indemnification by Investor. The Investor shall, severally and not jointly, indemnify and hold harmless the Corporation, its directors, officers, agents and employees, each person who controls the Corporation (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that (i) such untrue statement or omission is based solely upon information regarding the Investor furnished in writing to the Corporation by the Investor expressly for use in the Registration Statement or Prospectus, or to the extent that such information relates to the Investor or its proposed method of distribution of Shares and was reviewed and expressly approved in writing by the Investor expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 4.2.3(i)-(iii), the use by the Investor of an outdated or defective Prospectus after the Corporation has notified the Investor in writing that the Prospectus is outdated or defective and prior to the receipt by the Investor of the Advice contemplated in Section 4.6. In no event shall the liability of the Investor be greater in amount than the dollar amount of the net proceeds received by the Investor upon the sale of the Shares giving rise to such indemnification obligation.

4.5.3.   Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (iii) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

4.5.4.   Contribution. If a claim for indemnification under Section 4.5.1 or 4.5.2 is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission.

The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 4.5.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4.5.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 4.5.4, the Investor shall not be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by the Investor from the sale of the Shares subject to the proceeding exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

4.6.	Dispositions.

The Investor agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Shares pursuant to the Registration Statement. The Investor further agrees that, upon receipt of a notice from the Corporation of the occurrence of any event of the kind described in Sections 4.2.3(i)-(iii), the Investor will discontinue disposition of such Shares under the Registration Statement until the Investor’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 4.2.10, or until it is advised in writing (the “Advice”) by the Corporation that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Corporation may provide appropriate stop orders to enforce the provisions of this paragraph.

4.7.	Piggy-Back Registrations.

If at any time during the Effectiveness Period there is not an effective Registration Statement covering all of the Shares and the Corporation shall determine to prepare and file with the Commission the registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Corporation shall send to the Investor written notice of such determination and if, within fifteen days after receipt of such notice, the Investor shall so request in writing, the Corporation shall include in the registration statement all or any part of such Shares the Investor requests to be registered, subject to customary underwriter cutbacks applied on a pro rata basis to all holders of registration rights.

5.	CONDITIONS
5.1.	Conditions Precedent to the Obligations of the Investor.

The obligation of the Investor to acquire the Shares at the Closing is subject to the satisfaction or waiver by the Investor, at or before the Closing, of each of the following conditions:

5.1.1.   Representations and Warranties. The representations and warranties of the Corporation contained herein shall be true and correct in all material respects (without giving effect to any qualifications as to materiality herein) as of the date when made and as of the Closing as though made on and as of such date;

5.1.2.   Performance. The Corporation and the Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by it at or prior to the Closing;

5.1.3.   No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Agreement;

5.1.4.   Secretary of State Certificate. The Investor shall have received a certificate, as of a recent date, of the Secretary of State of the State of Maryland showing the Corporation to be validly existing and in good standing;

5.1.5.   Officer’s Certificate of Corporation. The Investor shall have received a certificate dated the date of the Closing signed by an authorized officer of the Corporation certifying that (i)  attached thereto are true and complete copies of resolutions adopted by the Corporation’s Board of Directors authorizing the execution, delivery and performance by the Corporation of the Agreement; and

5.1.6.   Closing Certification of the Corporation. The Investor shall have received a certificate signed by an authorized officer of the Corporation certifying that, as of the Closing Date, (i) each of the conditions set forth in this Section 6.1 has been satisfied (except to the extent waived in writing by the Investor).

5.2.	Conditions Precedent to the Obligations of the Corporation.

The obligation of the Corporation to sell the Shares at the Closing is subject to the satisfaction or waiver by the Corporation, at or before the Closing, of each of the following conditions:

5.2.1.   Representations and Warranties. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

5.2.2.   Performance. The Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing; and

5.2.3.   No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Agreement.

6.	MISCELLANEOUS
6.1.	Notices

Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be given when personally delivered (including delivery by an express or overnight delivery service), when received by facsimile transmission (upon confirmation of receipt thereof) or when sent by registered mail, return receipt requested, addressed, if to the Investor, at the address appearing on the signature page hereof, and if to the Corporation, at:

If to the Corporation:	ACE*COMM CORPORATION
704 Quince Orchard Road Gaithersburg, MD 20878 Attn: Steven R. Delmar, Chief Financial Officer Tel. (301) 721-3000 Fax (301) 721-3001

If to the Investor:	Ariston Global Holding LLC 15 Fisher’s Road, Suite 201 Pittsford, NY 14534 Attention: Steve M. Dubnik Facsimile: 585-249-2679 and c/o Spire Capital Partners, LLC

30 Rockefeller Plaza, Suite 4200 New York, NY 10112 Attention: Richard Patterson Fax: (212) 218-5455

6.2.	Waiver

The failure of the Corporation to exercise any right or remedy under this Agreement, or delay by the Corporation in exercising same, will not operate as a waiver thereof. No waiver by the Corporation will be effective unless and until it is in writing and signed by the Corporation.

6.3.	Governing Law

ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK (EXCEPT FOR MATTERS GOVERNED BY CORPORATE LAW IN THE STATE OF MARYLAND), WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF. EACH PARTY AGREES THAT ALL LEGAL PROCEEDINGS CONCERNING THE INTERPRETATIONS, ENFORCEMENT AND DEFENSE OF THE TRANSACTIONS CONTEMPLATED BY ANY OF THE TRANSACTION DOCUMENTS (WHETHER BROUGHT AGAINST A PARTY HERETO OR ITS RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, SHAREHOLDERS, EMPLOYEES OR AGENTS) SHALL BE COMMENCED EXCLUSIVELY IN THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN. EACH PARTY HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THIS AGREEMENT), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY

WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTION DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. IF EITHER PARTY SHALL COMMENCE AN ACTION OR PROCEEDING TO ENFORCE ANY PROVISIONS OF THIS AGREEMENT OR ANY TRANSACTION DOCUMENT, THEN THE PREVAILING PARTY IN SUCH ACTION OR PROCEEDING SHALL BE REIMBURSED BY THE OTHER PARTY FOR ITS REASONABLE ATTORNEYS FEES AND OTHER REASONABLE COSTS AND EXPENSES INCURRED WITH THE INVESTIGATION, PREPARATION AND PROSECUTION OF SUCH ACTION OR PROCEEDING.

6.4.	Successors and Assigns

This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Corporation may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor. The Investor may assign its rights under this Agreement to any person to whom the Investor assigns or transfers any Shares, provided such transferee agrees in writing to be bound, with respect to the transferred Shares, by the provisions hereof that apply to the Investor. Notwithstanding anything to the contrary herein, the Shares may be pledged to any person in connection with a bona fide margin account secured by such Shares.

6.5.	Entire Agreement; Amendments; Counterparts

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed by facsimile.

6.6.	Survival of Representations and Warranties

The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Shares.

6.7.	Severability

If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

6.8.	Remedies

In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Corporation will be entitled to specific performance under the Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ACE*COMM CORPORATION

By: /s/ James W. Greenwell
Name: James W. Greenwell
Title: Chief Executive Officer and President

ARISTON GLOBAL HOLDING LLC

By: /s/ Steve M. Dubnik
Name: Steve M. Dubnik
Title: Co-Chief Executive Officer

Exhibit A

Plan of Distribution

The “selling stockholders,” which term as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from the selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The selling stockholders may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	to cover short sales made after the date that this Registration Statement is declared effective by the Securities and Exchange Commission;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.

The selling stockholders may also sell shares under Rule 144 under the Securities Act, if available, rather than under this prospectus.

The selling stockholders may also engage in short sales against the box, puts and calls and other transactions in our securities or derivatives of our securities and may sell or deliver shares in connection with these trades.

Broker-dealers engaged by the selling stockholders may arrange for other brokers-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

Any profits on the resale of shares of common stock by a broker-dealer acting as principal might be deemed to be underwriting discounts or commissions under the Securities Act. Discounts, concessions, commissions and similar selling expenses, if any, attributable to the sale of shares will be borne by the selling stockholder. The selling stockholders may agree to indemnify any agent, dealer or broker-dealer that participates in transactions involving sales of the shares if liabilities are imposed on that person under the Securities Act.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus and may sell the shares of common stock from time to time under this prospectus after we have filed an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

The selling stockholders and any broker-dealers or agents that are involved in selling the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares of common stock purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act.

We are required to pay all fees and expenses incident to the registration of the shares of common stock, but we will not receive any proceeds from the sale of the common stock by the selling stockholders. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

The selling stockholders have advised us that they have not entered into any agreements, understandings or arrangements with any underwriters or broker-dealers regarding the sale of their shares of common stock, nor is there an underwriter or coordinating broker acting in connection with a proposed sale of shares of common stock by any selling stockholder. If we are notified by any selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale or purchase of shares of common stock, if required, we will file a supplement to this prospectus. If the selling stockholders use this prospectus for any sale of the shares of common stock, they will be subject to the prospectus delivery requirements of the Securities Act.

We have advised each selling stockholder that it may not use shares registered under this registration statement to cover short sales of common stock made prior to the date on which this registration statement shall have been declared effective by the Securities and Exchange Commission. The selling stockholders will be responsible for their respective compliance with the applicable provisions of the Securities Act and Exchange Act, and the rules and regulations thereunder promulgated, including, without limitation, Regulation M, as applicable to such selling stockholders in connection with resales of their respective shares under this registration statement.